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                                 UNITED STATES


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 F O R M   8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 19, 1996
                                                         --------------

                      BANKERS TRUST NEW YORK CORPORATION
            (Exact name of registrant as specified in its charter)

                                   NEW YORK
                (State or other jurisdiction of incorporation)

            1-5920                                       13-6180473
  (Commission file number)                 (IRS employer identification no.)

                 280 PARK AVENUE, NEW YORK NEW YORK      10017
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (212) 250-2500

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

On March 19, 1996, the Corporation entered into an underwriting agreement covering the issuance and sale of $150,000,000 aggregate principal amount of 7-1/8% Subordinated Notes due March 15, 2006 (the "Notes"). Said Notes were registered under the Securities Act of 1933 pursuant to the Corporation's shelf registration statement on Form S-3 (File No. 33-51615).


ITEM 7. Financial Statement, Pro Forma Financial Information and Exhibits

  (c) Exhibits

     (1) Underwriting Agreement, dated March 19, 1996, between Bankers Trust New York Corporation and the Underwriters named herein.

  (4)(a) Copy of the resolutions of the Price Committee of Bankers Trust New York Corporation authorizing the issuance of the Notes (without exhibits).

  (4)(b) Specimen of the Notes
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 22, 1996

                                        BANKERS TRUST NEW YORK CORPORATION


                                        By: /s/ Gordon S. Calder, Jr.
                                        Name:  Gordon S. Calder, Jr.
                                        Title: Assistant Secretary
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                               INDEX TO EXHIBITS

(1) Underwriting Agreement, dated March 19, 1996, between Bankers Trust New York Corporation and the Underwriters named therein.

(4)(a) Copy of the resolutions of the Price Committee of Bankers Trust New York Corporation authorizing the issuance of the Notes (without exhibits).

(4)(b)   Specimen of the Notes.